UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 _________________________
FORM 8-K

 _________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2023

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Verint Systems Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-34807	11-3200514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

175 Broadhollow Road
Melville,	New York	11747
(Address of principal executive offices, and zip code)

(631)	962-9600
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	VRNT	The NASDAQ Stock Market, LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 22, 2023, Verint Systems Inc. (the "Company" or "Verint") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"). On May 10, 2023, the board of directors of Verint (the "Board") adopted the Verint Systems Inc. 2023 Long-Term Stock Incentive Plan (the "2023 Plan"), subject to stockholder approval. At the Annual Meeting, Verint's stockholders approved the 2023 Plan.

The 2023 Plan authorizes the Board to provide equity-based compensation to employees, directors, and certain consultants of the Company and its subsidiaries in the form of (1) stock options, including incentive stock options entitling the participant to favorable tax treatment under the Internal Revenue Code of 1986, as amended, (2) stock appreciation rights, (3) restricted stock, (4) restricted stock units, (5) performance awards, and (6) other stock-based awards, including stock grants and dividend equivalents. Subject to adjustment as provided in the 2023 Plan and its share counting rules, up to an aggregate of (i) 9,000,000 shares of Verint’s common stock, on an option-equivalent basis (4,736,842 shares on a full-value award-equivalent basis), may be issued or transferred in connection with awards under the 2023 Plan, plus (ii) 3,228,981 shares of Verint's common stock available for issuance under the Verint Systems Inc. 2019 Long-Term Stock Incentive Plan (the "Prior Plan") as of June 22, 2023, plus (iii) any shares of Verint common stock that become available for issuance under the 2023 Plan as a result of awards granted under the 2023 Plan or the Prior Plan that are forfeited, cancelled, exchanged, withheld or surrendered, or which terminate or expire in accordance with such plans' terms. Each stock option or stock-settled stock appreciation right granted under the 2023 Plan would reduce the available plan capacity by one share and each other award denominated in shares that is granted under the 2023 Plan would reduce the available plan capacity by 1.90 shares. The 2023 Plan's term runs until June 22, 2033.

The 2023 Plan also provides that, subject to adjustment as described in the 2023 Plan, the aggregate number of shares of Verint's common stock for which incentive stock options may be granted will not exceed 5,000,000 shares and generally an awardee may receive awards during any one fiscal year for no more than 2,000,000 shares. In general, non-employee members of the Board may receive no more than $850,000 in total non-employee director compensation in any single fiscal year, determined as described in the 2023 Plan.

The measurable performance criteria that may be selected for purposes of establishing performance goals applicable to performance-based awards under the 2023 Plan include, without limitation: revenue, operating income, contribution, day sales outstanding, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns (on an absolute or relative basis), profit margin, operating margin, contribution margin, earnings per share, net earnings, operating earnings, free cash flow, cash flow from operations, earnings before interest, taxes, depreciation and amortization (“EBITDA”), including adjusted EBITDA, number of customers, customer churn or retention metrics, revenue churn or retention metrics, contract value metrics, operating expenses, capital expenses, customer acquisition costs, share price or shareholder return metrics, sales, bookings metrics, subscription metrics, market share, diversity initiatives, environmental goals or other human capital or governance-related initiatives. As described in the 2023 Plan, the calculation of a performance goal may be adjusted or modified in order to prevent the dilution or enlargement of the rights of participants, including regarding any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or regarding any other unusual or nonrecurring events affecting the Company or the financial statements of the Company, or regarding changes in applicable laws, regulations, accounting principles, or business conditions.

Effective as of the approval of the 2023 Plan on June 22, 2023, no new awards may be granted under the Prior Plan. The foregoing description of the 2023 Plan is qualified in its entirety by reference to the terms of the 2023 Plan, a copy of which has been filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.
As noted above, on June 22, 2023, the Company held its Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter, as applicable. A more complete description of each matter is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission on May 11, 2023 (the "Proxy Statement").
1.Election of Directors. The Company's stockholders elected the following persons as directors to serve for the following year or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Dan Bodner	65,350,313	1,580,299	2,593,449
Linda Crawford	64,932,405	1,998,207	2,593,449
John Egan	59,417,741	7,512,871	2,593,449
Reid French	65,583,502	1,347,110	2,593,449
Stephen Gold	66,572,688	357,924	2,593,449
William Kurtz	64,742,370	2,188,242	2,593,449
Andrew Miller	66,582,463	348,149	2,593,449
Richard Nottenburg	65,185,578	1,745,034	2,593,449
Kristen Robinson	65,586,513	1,344,099	2,593,449
Yvette Smith	66,739,902	190,710	2,593,449
Jason Wright	66,382,894	547,718	2,593,449

2.Ratification of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm. The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accountants for the year ending January 31, 2024. The results of the voting were 67,492,079 votes for, 2,016,604 votes against, and 15,378 abstentions.

3.Approval of Named Executive Officer Compensation. The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement. The results of the voting were 60,413,091 votes for, 6,501,308 votes against, 16,213 abstentions, and 2,593,449 broker non-votes.

4.Selection of Frequency of Advisory Vote. The Company's stockholders approved, on a non-binding, advisory basis, an annual vote on the compensation of the Company's named executive officers. The results of the voting were 64,285,490 votes for every year, 2,645 votes for every two years, 2,639,138 votes for every three years, 3,339 abstentions, and 2,593,449 broker non-votes. The frequency that received the highest number of votes was every year.

5.Approval of the Verint Systems Inc. 2023 Long-Term Stock Incentive Plan. The Company's stockholders approved the Verint Systems Inc. 2023 Long-Term Stock Incentive Plan. The results of the voting were 57,506,626 votes for, 9,400,819 votes against, 23,167 abstentions, and 2,593,449 broker non-votes.

Based upon the results set forth in item 4 above, the Company has determined that advisory votes on executive compensation will be submitted to the stockholders every year.

Item 9.01. Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit
Number	Description

10.1	Verint Systems Inc. 2023 Long-Term Stock Incentive Plan

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date:	June 23, 2023

		By:	/s/ Peter Fante
			Name:	Peter Fante
			Title:	Chief Administrative Officer